                                                                 Exhibit (g)(iv)


                                     SCHEDULE A
                          TO THE TRANSFER AGENCY AGREEMENT
                                      BETWEEN
                SCHWAB CAPITAL TRUST AND CHARLES SCHWAB AND CO, INC.

Fund                                                  Effective Date
----                                                  --------------

Schwab International Index Fund -- Investor           July 21, 1993
Shares

Schwab International Index Fund -- Select Shares      April 30, 1997

Schwab Small-Cap Index Fund -- Investor Shares        October 14, 1993

Schwab Small-Cap Index Fund -- Select Shares          April 30, 1997

Schwab MarketTrack Growth Portfolio (formerly         September 25, 1995
known as Schwab Asset Director -- High Growth
Fund)

Schwab MarketTrack Balanced Portfolio (formerly       September 25, 1995
known as Schwab Asset Director -- Balanced
Growth Fund)

Schwab MarketTrack Conservative Portfolio             September 25, 1995
(formerly known as Schwab Asset Director --
Conservative Growth Fund)

Schwab S&P 500 Fund -- e.Shares                       February 28, 1996

Schwab S&P 500 Fund -- Investor Shares                February 28, 1996

Schwab S&P 500 Fund -- Select Shares                  April 30, 1997

Schwab Core Equity Fund (formerly known as            May 21, 1996
Schwab Analytics Fund)

Laudus International MarketMasters Fund --            September 2, 1996
Investor Shares (formerly known as Schwab
International MarketMasters Fund -- Investor
Shares, Schwab MarketManager International
Portfolio and Schwab OneSource Portfolios --
International)

Laudus International MarketMasters Fund --            April 1, 2004
Select Shares (formerly known as Schwab
International MarketMasters Fund -- Select
Shares, Schwab MarketManager International
Portfolio and Schwab OneSource Portfolios --
International)

Laudus U.S. MarketMasters Fund -- Investor            October 13, 1996
Shares (formerly known as Schwab U.S.
MarketMasters Fund -- Investor Shares, Schwab
MarketManager Growth Portfolio and Schwab
OneSource Portfolios -- Growth Allocation)

                                                                 Exhibit (g)(iv)

Laudus U.S. MarketMasters Fund -- Select Shares      June 1, 2004
(formerly known as Schwab U.S. MarketMasters
Fund -- Select Shares, Schwab MarketManager
Growth Portfolio and Schwab OneSource
Portfolios -- Growth Allocation)

Laudus Balanced MarketMasters Fund -- Investor       October 13, 1996
Shares (formerly known as Schwab Balanced
MarketMasters Fund -- Investors Shares, Schwab
MarketManager Balanced Portfolio and Schwab
OneSource Portfolios -- Balanced Allocation)

Laudus Balanced MarketMasters Fund -- Select         June 1, 2004
Shares (formerly known as Schwab Balanced
MarketMasters Fund -- Select Shares, Schwab
MarketManager Balanced Portfolio and Schwab
OneSource Portfolios -- Balanced Allocation)

Laudus Small-Cap MarketMasters Fund --               August 3, 1997
Investor Shares (formerly known as Schwab
Small-Cap MarketMasters Fund -- Investor Shares,
Schwab MarketManager Small Cap Portfolio and
Schwab OneSource Portfolios -- Small Company)

Laudus Small-Cap MarketMasters Fund -- Select        June 1, 2004
Shares (formerly known as Schwab Small-Cap
MarketMasters Fund -- Select Shares, Schwab
MarketManager Small Cap Portfolio and Schwab
OneSource Portfolios -- Small Company)

Schwab Market Track All Equity Portfolio             April 16, 1998
(formerly known as Schwab Asset Director --
Aggressive Growth Fund)

Schwab Institutional Select S&P 500 Fund             October 28, 1998
(formerly known as Institutional Select S&P 500
Fund)

Schwab Institutional Select Large-Cap Value          October 28, 1998
Index Fund (formerly known as Institutional
Select Large-Cap Value Index Fund

Schwab Institutional Select Small-Cap Value          October 28, 1998
Index Fund (formerly known as Institutional
Select Small-Cap Value Index Fund)

Schwab Total Stock Market Index Fund -- Investor     April 15, 1999
Shares
                                                     April 15, 1999
Schwab Total Stock Market Index Fund -- Select
Shares

Schwab Financial Services Fund (formerly known       May 15, 2000
as Financial Services Focus Fund)

Schwab Health Care Fund (formerly known as           May 15, 2000
Health Care Focus Fund)

                                                                 Exhibit (g)(iv)

Schwab Technology Fund (formerly known as             May 15, 2000
Technology Focus Fund)

Schwab Hedged Equity Fund -- Investor Shares          August 6, 2002

Schwab Hedged Equity Fund -- Select Shares            August 26, 2003

Schwab Small-Cap Equity Fund -- Investor Shares       May 19, 2003

Schwab Small-Cap Equity Fund -- Select Shares         May 19, 2003

Schwab Dividend Equity Fund -- Investor Shares        September 23, 2003

Schwab Dividend Equity Fund -- Select Shares          September 23, 2003

Schwab Premier Equity Fund -- Investor Shares         November 16, 2004

Schwab Premier Equity Fund -- Select Shares           November 16, 2004

Schwab Target 2010 Fund                               May 2, 2005

Schwab Target 2020 Fund                               May 2, 2005

Schwab Target 2030 Fund                               May 2, 2005

Schwab Target 2040 Fund                               May 2, 2005

Schwab Retirement Income Fund                         May 2, 2005



                              SCHWAB CAPITAL TRUST

                              By:   /s/ Stephen B. Ward
                                   -------------------------
                                    Stephen B. Ward,
                                    Senior Vice President
                                    and Chief Investment Officer

                              CHARLES SCHWAB & CO., INC.

                               By: /s/ Fred Potts
                                   -------------------------
                                   Fred Potts,
                                   Senior Vice President


Dated as of May 20, 2005

                                                                 Exhibit (g)(iv)

                                   SCHEDULE C
                        TO THE TRANSFER AGENCY AGREEMENT
                                     BETWEEN
              SCHWAB CAPITAL TRUST AND CHARLES SCHWAB AND CO, INC.

                                      FEES
  THE FEES LISTED BELOW ARE FOR SERVICES PROVIDED UNDER THIS AGREEMENT AND ARE
                TO BE ACCRUED DAILY AND PAID MONTHLY IN ARREARS:

FUND                                                      FEE
----                                                      ---
Schwab International Index Fund -- Investor Shares         Five one-hundredths of one percent
                                                          (.05%) of the Fund's average daily net
                                                          assets

Schwab International Index Fund -- Select Shares           Five one-hundredths of one percent
                                                          (.05%) of the Fund's average daily net
                                                          assets

Schwab Small-Cap Index Fund -- Investor Shares            Five one-hundredths of one percent
                                                          (.05%) of the Fund's average daily net
                                                          assets

Schwab Small-Cap Index Fund -- Select Shares              Five one-hundredths of one percent
                                                          (.05%) of the Fund's average daily net
                                                          assets

Schwab MarketTrack Growth Portfolio (formerly known as    Five one-hundredths of one percent
Schwab Asset Director -- High Growth Fund)                (.05%) of the Fund's average daily net
                                                          assets

Schwab MarketTrack Balanced Portfolio (formerly known     Five one-hundredths of one percent
as Schwab Asset Director -- Balanced Growth Fund)         (.05%) of the Fund's average daily net
                                                          assets

Schwab MarketTrack Conservative Portfolio (formerly       Five one-hundredths of one percent
known as Schwab Asset Director -- Conservative Growth     (.05%) of the Fund's average daily net
Fund)                                                     assets

Schwab S&P 500 Fund -- Investor Shares                    Five one-hundredths of one percent
                                                          (.05%) of the Fund's average daily net
                                                          assets

Schwab S&P 500 Fund -- e.Shares                           Five one-hundredths of one percent
                                                          (.05%) of the Fund's average daily net
                                                          assets

Schwab S&P 500 Fund -- Select Shares                      Five one-hundredths of one percent
                                                          (.05%) of the Fund's average daily net
                                                          assets

Schwab Core Equity Fund (formerly known as Schwab         Five one-hundredths of one percent
Analytics Fund)                                           (.05%) of the Fund's average daily net
                                                          assets

Laudus International MarketMasters Fund -- Investor       Five one-hundredths of one percent
Shares (formerly known as Schwab International            (.05%) of the Fund's average daily net
MarketMasters Fund -- Investor Shares, Schwab             assets
MarketManager International Portfolio and Schwab
OneSource Portfolios -- International)

                                                                 Exhibit (g)(iv)

FUND                                                        FEE
----                                                        ---

Laudus International MarketMasters Fund -- Select Shares    Five one-hundredths of one percent
(formerly known as Schwab International MarketMasters       (.05%) of the Fund's average daily net
Fund -- Select Shares, Schwab MarketManager                 assets
International Portfolio and Schwab OneSource Portfolios
-- International)

Laudus U.S. MarketMasters Fund -- Investor Shares           Five one-hundredths of one percent
(formerly known as Schwab U.S. MarketMasters Fund --        (.05%) of the Fund's average daily net
Investor Shares, Schwab MarketManager Growth Portfolio      assets
and Schwab OneSource Portfolios -- Growth Allocation)

Laudus U.S. MarketMasters Fund -- Select Shares             Five one-hundredths of one percent
(formerly known as Schwab U.S. MarketMasters Fund --        (.05%) of the Fund's average daily net
Select Shares, Schwab MarketManager Growth Portfolio        assets
and Schwab OneSource Portfolios -- Growth Allocation)

Laudus Balanced MarketMasters Fund -- Investor Shares       Five one-hundredths of one percent
(formerly known as Schwab Balanced MarketMasters Fund --    (.05%) of the Fund's average daily net
Investor Shares, Schwab MarketManager Balanced              assets
Portfolio and Schwab OneSource Portfolios -- Balanced
Allocation)

Laudus Balanced MarketMasters Fund -- Select Shares         Five one-hundredths of one percent
(formerly known as Schwab Balanced MarketMasters Fund --    (.05%) of the Fund's average daily net
Select Shares, Schwab MarketManager Balanced Portfolio      assets
and Schwab OneSource Portfolios -- Balanced Allocation)

Laudus Small-Cap MarketMasters Fund -- Investor Shares      Five one-hundredths of one percent
(formerly known as Schwab Small-Cap MarketMasters           (.05%) of the Fund's average daily net
Fund -- Investor Shares, Schwab MarketManager Small Cap     assets
Portfolio and Schwab OneSource Portfolios -- Small
Company)

Laudus Small -- Cap MarketMasters Fund -- Select Shares     Five one-hundredths of one percent
(formerly known as Schwab Small -- Cap MarketMasters        (.05%) of the Fund's average daily net
Fund -- Select Shares, Schwab MarketManager Small Cap       assets
Portfolio and Schwab OneSource Portfolios -- Small
Company)

Schwab Market Track All Equity Portfolio (formerly          Five one-hundredths of one percent
known as Schwab Asset Director -- Aggressive Growth Fund)   (.05%) of the Fund's average daily net
                                                            assets

Schwab Institutional Select S&P 500 Fund (formerly          Five one-hundredths of one percent
known as Institutional Select S&P 500 Fund)                 (.05%) of the Fund's average daily net
                                                            assets

Schwab Institutional Select Large-Cap Value Index           Five one-hundredths of one percent
Fund (formerly known as Institutional Select                (.05%) of the Fund's average daily net
Large-Cap Value Index Fund)                                 assets



                                                                 Exhibit (g)(iv)

FUND                                                      FEE
----                                                      ---

Schwab Institutional Select Small-Cap Value Index         Five one-hundredths of one percent
Fund (formerly known as Institutional Select Small-       (.05%) of the Fund's average daily net
Cap Value Index Fund)                                     assets

Schwab Total Stock Market Index Fund -- Investor Shares   Five one-hundredths of one percent
                                                          (.05%) of the Fund's average daily net
                                                          assets

Schwab Total Stock Market Index Fund -- Select Shares     Five one-hundredths of one percent
                                                          (.05%) of the Fund's average daily net
                                                          assets

Schwab Financial Fund (formerly known as Financial        Five one-hundredths of one percent
Services Focus Fund)                                      (.05%) of the Fund's average daily net
                                                          assets

Schwab Health Care Fund (formerly known as Health Care    Five one-hundredths of one percent
Focus Fund)                                               (.05%) of the Fund's average daily net
                                                          assets

Schwab Technology Fund (formerly known as Technology      Five one-hundredths of one percent
Focus Fund)                                               (.05%) of the Fund's average daily net
                                                          assets

Schwab Hedged Equity Fund -- Investor Shares              Five one-hundredths of one percent
                                                          (.05%) of the Fund's average daily net
                                                          assets

Schwab Hedged Equity Fund -- Select Shares                Five one-hundredths of one percent
                                                          (.05%) of the Fund's average daily net
                                                          assets

Schwab Small-Cap Equity Fund -- Investor Shares           Five one-hundredths of one percent
                                                          (.05%) of the Fund's average daily net
                                                          assets

Schwab Small-Cap Equity Fund -- Select Shares             Five one-hundredths of one percent
                                                          (.05%) of the Fund's average daily net
                                                          assets

Schwab Dividend Equity Fund -- Investor Shares            Five one-hundredths of one percent
                                                          (.05%) of the Fund's average daily net
                                                          assets

Schwab Dividend Equity Fund -- Select Shares              Five one-hundredths of one percent
                                                          (.05%) of the Fund's average daily net
                                                          assets

Schwab Premier Equity Fund -- Investor Shares             Five one-hundredths of one percent
                                                          (.05%) of the Fund's average daily net
                                                          assets

Schwab Premier Equity Fund -- Select Shares               Five one-hundredths of one percent
                                                          (.05%) of the Fund's average daily net
                                                          assets

Schwab Target 2010 Fund                                   Zero percent (0%) of the Fund's average
                                                          daily net assets

Schwab Target 2020 Fund                                   Zero percent (0%) of the Fund's average
                                                          daily net assets

                                                                 Exhibit (g)(iv)

FUND                                                      FEE
----                                                      ---
Schwab Target 2030 Fund                                   Zero percent (0%) of the Fund's average
                                                          daily net assets

Schwab Target 2040 Fund                                   Zero percent (0%) of the Fund's average
                                                          daily net assets

Schwab Retirement Income Fund                             Zero percent (0%) of the Fund's average
                                                          daily net assets

Except with respect to the Schwab Target 2010 Fund, Schwab 2020 Fund, Schwab 2030 Fund, Schwab 2040 Fund and the Schwab Retirement Income Fund, the aforementioned transfer agency services fees shall be reduced to the extent a third-party intermediary, pursuant to a written agreement with the Fund, is compensated by the Fund for providing certain sub-transfer agency services. In no event shall this fee reduction with respect to any third party intermediary be greater than four one-hundredths of one percent (.04%) of the average daily net assets of the Fund with respect to which such third-party intermediary provides sub-transfer agency services. This fee reduction shall exclude fees paid to a third party intermediary for shareholder related services.

                              SCHWAB CAPITAL TRUST

                              By:   /s/ Stephen B. Ward
                                    ------------------------
                                    Stephen B. Ward,
                                    Senior Vice President
                                    and Chief Investment Officer

                              CHARLES SCHWAB & CO., INC.

                              By:   /s/ Fred Potts
                                    ------------------------
                                    Fred Potts,
                                    Senior Vice President


Dated as of May 20, 2005